American Century Investments®
Quarterly Portfolio Holdings
Focused Large Cap Value Fund
December 31, 2022

Focused Large Cap Value - Schedule of Investments
DECEMBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.4%
Aerospace and Defense — 3.9%
Raytheon Technologies Corp.	1,235,484	124,685,045
Airlines — 1.1%
Southwest Airlines Co.(1)	1,037,344	34,927,372
Banks — 5.9%
JPMorgan Chase & Co.	893,011	119,752,775
Truist Financial Corp.	1,569,301	67,527,022
		187,279,797
Capital Markets — 4.4%
Bank of New York Mellon Corp.	2,186,686	99,537,947
BlackRock, Inc.	57,840	40,987,159
		140,525,106
Communications Equipment — 4.1%
Cisco Systems, Inc.	1,538,616	73,299,666
F5, Inc.(1)	403,486	57,904,276
		131,203,942
Containers and Packaging — 2.9%
Packaging Corp. of America	425,001	54,361,878
Sonoco Products Co.	640,384	38,877,713
		93,239,591
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B(1)	412,953	127,561,182
Diversified Telecommunication Services — 3.2%
Verizon Communications, Inc.	2,580,983	101,690,730
Electric Utilities — 4.1%
Duke Energy Corp.	771,386	79,445,044
Pinnacle West Capital Corp.	665,169	50,579,451
		130,024,495
Electrical Equipment — 2.9%
Emerson Electric Co.	494,145	47,467,569
nVent Electric PLC	1,162,346	44,715,450
		92,183,019
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	371,245	42,618,926
Entertainment — 1.8%
Walt Disney Co.(1)	654,599	56,871,561
Equity Real Estate Investment Trusts (REITs) — 2.0%
Public Storage	228,833	64,116,718
Food and Staples Retailing — 2.7%
Koninklijke Ahold Delhaize NV	1,516,091	43,589,531
Walmart, Inc.	307,603	43,615,029
		87,204,560
Food Products — 3.9%
Conagra Brands, Inc.	1,667,315	64,525,091
Mondelez International, Inc., Class A	909,857	60,641,969
		125,167,060
Gas Utilities — 2.7%
Atmos Energy Corp.	752,010	84,277,761

Health Care Equipment and Supplies — 10.4%
Becton Dickinson and Co.	154,326	39,245,102
Medtronic PLC	2,151,157	167,187,922
Zimmer Biomet Holdings, Inc.	974,351	124,229,752
		330,662,776
Health Care Providers and Services — 3.3%
Henry Schein, Inc.(1)	689,703	55,086,579
Quest Diagnostics, Inc.	310,280	48,540,203
		103,626,782
Household Products — 4.5%
Colgate-Palmolive Co.	745,658	58,750,394
Kimberly-Clark Corp.	631,608	85,740,786
		144,491,180
Industrial Conglomerates — 1.0%
Siemens AG	232,309	32,024,075
Insurance — 5.8%
Allstate Corp.	827,838	112,254,833
Marsh & McLennan Cos., Inc.	167,694	27,750,003
Reinsurance Group of America, Inc.	318,494	45,254,812
		185,259,648
Machinery — 1.3%
Oshkosh Corp.	461,734	40,720,321
Oil, Gas and Consumable Fuels — 7.4%
Exxon Mobil Corp.	1,097,193	121,020,388
TotalEnergies SE, ADR	1,860,685	115,511,325
		236,531,713
Personal Products — 3.7%
Unilever PLC, ADR	2,330,519	117,341,632
Pharmaceuticals — 7.8%
Johnson & Johnson	1,045,628	184,710,186
Roche Holding AG	207,002	65,047,757
		249,757,943
Semiconductors and Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	222,676	36,790,529
Software — 1.1%
Microsoft Corp.	146,017	35,017,797
TOTAL COMMON STOCKS (Cost $2,792,887,259)		3,135,801,261
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreements — 1.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $6,479,962), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $6,362,893)		6,359,925
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $39,856,509), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $39,093,496)		39,075,000
TOTAL SHORT-TERM INVESTMENTS (Cost $45,434,925)		45,434,925
TOTAL INVESTMENT SECURITIES—99.8% (Cost $2,838,322,184)		3,181,236,186
OTHER ASSETS AND LIABILITIES — 0.2%		7,696,016
TOTAL NET ASSETS — 100.0%		$3,188,932,202

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,275,650	USD	1,389,410	Morgan Stanley	3/31/23	$3,184
USD	57,601,500	CHF	53,023,045	Morgan Stanley	3/31/23	(282,367)
EUR	3,661,169	USD	3,941,157	JPMorgan Chase Bank N.A.	3/31/23	1,316
USD	162,312,559	EUR	151,582,913	JPMorgan Chase Bank N.A.	3/31/23	(917,133)
USD	5,511,397	EUR	5,173,486	JPMorgan Chase Bank N.A.	3/31/23	(59,590)
USD	103,379,856	GBP	84,798,406	Bank of America N.A.	3/31/23	644,264
						$(610,326)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,995,139,898	$140,661,363	—
Short-Term Investments	—	45,434,925	—
	$2,995,139,898	$186,096,288	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$648,764	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,259,090	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.